[***] Certain information in this document, indicated by brackets, has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2 TO PLATFORM TECHNOLOGY
TRANSFER AND LICENSE AGREEMENT

This AMENDMENT NO. 2 TO PLATFORM TECHNOLOGY TRANSFER AND LICENSE AGREEMENT (“Amendment No. 2”) is effective as of January 1, 2019 (the “Amendment No. 2 Effective Date”) by and between CODEXIS, INC., a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, CA 94063 (“CODEXIS”) and MERCK SHARP AND DOHME CORP., having a place of business at One Merck Drive, Whitehouse Station, NJ 08889-0100. (“MERCK”).

W I T N E S S E T H:

WHEREAS, MERCK and CODEXIS are Parties to that certain Platform Technology Transfer and License Agreement dated as of August 3, 2015, as amended by that certain Amendment No. 1 to Platform Technology Transfer and License Agreement dated as of October 10, 2018 (collectively, the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement to modify the terms of the Agreement as more fully set forth below;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

1.	As of the Amendment No. 2 Effective Date, Section 1.33 of the Agreement is amended to read in its entirety as follows:

‘1.31    “Codexis Software” means, collectively, the software components listed in Exhibit 1.31.

2.	As of the Amendment No. 2 Effective Date, Section 3.2.5 is added to the Agreement as follows:

“3.2.5    Codexis Software Additional Terms. As of the Amendment No. 2 Effective Date, the Software Additional Terms listed in Exhibit 3.2.5 shall apply to the Codexis Software for the Exhibit 3.2.5 Term (as defined in Exhibit 3.2.5).

3.	As of the Amendment No. 2 Effective Date, CODEXIS shall be entitled to issue the press release set forth in Exhibit 3.

4.	All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their respective duly authorized officers as of the Amendment No. 2 Effective Date.

Codexis, Inc.	Merck Sharp and Dohme Corp.
By: /s/ John Nicols	By: /s/ Karen L. MacNaul
Name: John Nicols	Name: Karen L. MacNaul Title: Executive Director, Business Development and Licensing-MRL
Title: President and CEO	On behalf of Joseph P. Miletic, M.D, PhD., SVP, Discovery Research, MRL

Exhibit 1.31
Codexis Software means the current versions (as of December 31, 2018) of the following software programs (as implemented by Codexis in its own business operations):
[***] Software
1.    [***]
2.    [***]
3.    [***]

Other Software
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]

Exhibit 3.2.5
Codexis Software Additional Terms
TERM
The term of the Parties’ rights and obligations under this Exhibit 3.2.5 shall commence on the Amendment No. 2 Effective Date and shall expire on 3rd anniversary of the Amendment No. 2 Effective Date (“Exhibit 3.2.5 Term”).
PAYMENT
In consideration of the rights and obligations of the Parties under Amendment No. 2 and this Exhibit 3.2.5, MERCK shall pay to CODEXIS the following sums:

a)	a non-refundable, non-creditable payment of US$[***] within [***] ([***]) days after the completion of the Initial Technology Transfer and Installation; and

b)	a non-refundable, non-creditable payment of US$[***] within [***] ([***]) days after the 1st anniversary of the Amendment No. 2 Effective Date; and

c)
a non-refundable, non-creditable payment of US$[***] within [***] ([***]) days after completion of the Enhancements as under Section 2.1 and Section 2.2 of this Exhibit 3.2.5 but only in the event such Enhancements installed on or before [***] include [***]; and

d)	a non-refundable, non-creditable payment of US$[***] within [***] ([***]) days after the 2nd anniversary of the Amendment No. 2 Effective Date; and

e)
a non-refundable, non-creditable payment of US$[***] within [***] ([***]) days after completion of the Enhancements as under Section 2.1 and Section 2.2 of this Exhibit 3.2.5 but only in the event such Enhancements installed on or before [***] include [***]; and

The following provisions apply exclusively to the Codexis Software during the Exhibit 3.2.5 Term:
Definitions:
“Call Ticket” means a request for Support Services submitted to CODEXIS under this Exhibit 3.2.5, each being uniquely identifiable.
“Documentation” means the operating manuals and user instructions in printed form or read-only electronic form, if any, supplied by CODEXIS to MERCK to aid the use of the Codexis Software.
“Enhancement” means a change or addition, other than a Maintenance Modification, to the Codexis Software and related Documentation, including (a) releases of new software programs (to be added to Exhibit 1.3.1) and (b) releases of new major versions of existing software programs (already listed in Exhibit 1.3.1) that improve functions, add new functions, screens or data sources or significantly improve performance by virtue of changes in system design or coding, that, in the case of both (a) and (b), CODEXIS implements (in its sole discretion) in CODEXIS’ own internal commercial operations. A “major version” means an enhancement of a prior version of the Codexis Software that would be considered by the software industry community as the next generation of such Codexis Software, which is usually evidenced by an increment in the version number of the Codexis Software. By way of illustration, versions 2.0 and 3.0 are incremental major versions, whereas versions 2.1 and 2.2 are not.
“Critical Error” means any error, problem, or defect resulting from or constituting an incorrect functioning of the Codexis Software if such an error, problem, or defect prevents the use of the Codexis Software in the manner it was intended.
“Critical Fix” means a temporary bypass/workaround and/or patch of a Critical Error performed and/or implemented so as to cause the Codexis Software to continue performing functionally.
“Error” means either a Critical Error or a Non-Critical Error.
“Error Acknowledgement” means providing acknowledgement of an Error by issuing a Call Ticket.
“Error Correction” means the completion of all activities, including, but not limited to Fixes and Problem Resolution, necessary to diagnose, resolve and/or provide a solution for a reported Error.
“Maintenance Modification” means any modifications or revisions to the Codexis Software and/or Documentation that correct Critical Errors, support new releases to the operating systems with which the Codexis Software is designed to operate, support new input/output devices, or provide other incidental changes, updates and corrections.
“Non-Critical Fix” means a temporary bypass/workaround and/or patch of a Non-Critical Error performed and/or implemented so as to cause the Codexis Software to continue performing functionally in material conformance with the Documentation.
“Non-Critical Error” means any error, problem, or defect resulting from or constituting an incorrect functioning of the Codexis Software, or an incorrect statement or diagram in the Documentation, which error, problem, or defect does not prevent the use of the Codexis Software in the manner it was intended.
“Problem Resolution” means identification of the root cause of an Error and object code fix, or new Update and supporting Documentation necessary to effectuate Error Correction.
“Question” means a technical question relating to the function of the Codexis Software or non-technical question relating to the Maintenance Services provided under this Exhibit 3.2.5.
“Services” means the services described in this Exhibit 3.2.5 with respect to the Codexis Software, including (without limitation) the Maintenance Services and the Support Services, in each case which CODEXIS is obliged to perform for MERCK under this Exhibit 3.2.5.
“Standard of Care” means the standard of care with which CODEXIS shall perform the Services. CODEXIS shall perform the Services in [***].

“Updates” means any updates (including, without limitation, bug fixes, patches, maintenance modifications and, when and if due, Enhancements) to the Codexis Software made available to MERCK by CODEXIS.

1.	TECHNOLOGY TRANSFER AND INSTALLATION OF THE CODEXIS SOFTWARE

1.1
Initial Technology Transfer and Installation. On or before [***], Codexis will provide to MERCK a one-time transfer and installation of the Codexis Software on a dedicated server at the MERCK Designated Lab. The transfer and installation shall be performed in approximately the same manner as the Codexis Software was installed on the dedicated server at the MERCK Designated Lab under the Technology Transfer Plan and the Party’s shall cooperate with each other in good faith to facilitate such transfer and installation. During the [***] day period starting with the date CODEXIS completes transfer and installation, MERCK shall have the right to conduct such functional testing of the Codexis Software as it may desire.

1.2
Acceptance. The Amendment No. 2 initial technology transfer under Section 1.1 of this Amendment No. 2 and any subsequent installation of Enhancements under Section 2.1 of this Amendment No. 2 will be deemed complete upon the completion of the applicable Codexis Software installation at the MERCK Designated Lab. If the completion of the applicable Codexis Software installation at the MERCK Designated Lab does not occur by the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2, and the delay in the completion of the Codexis Software installation at the MERCK Designated Lab is proximately caused [***], then the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2 shall be extended by the period of time equal to [***] provided, however, in no event will the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2 be extended pursuant to this Section 1.1 or Section 2.1 of Amendment No. 2 beyond [***] from the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2 where any such extension is proximately caused [***]. If the installation date set forth in Section 1.1 or Section 2.2 of Amendment No. 2 is not achieved on or before [***] from the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2 where such non-achievement is proximately caused [***], the applicable payment set forth in the PAYMENT section of this Exhibit 3.2.5 shall be paid to Codexis in the manner set forth in Exhibit 3.2.5. In the event either Party reasonably disputes whether or not the installation date set forth in Section 1.1 or Section 2.1 of Amendment No. 2, the Parties will submit such dispute for resolution in accordance with Article 13 of the Agreement.

2.	TECHNOLOGY TRANSFER AND INSTALLATION OF ENHANCEMENTS

2.1
Enhancements. On or before [***] and each [***] thereafter during the Term, CODEXIS will provide to MERCK, if and when available, a one-time transfer and installation of any Enhancements that have (i) been implemented by CODEXIS in its own commercial business operations during the previous [***] and (ii) have been cleared by CODEXIS for release to MERCK and its other licensees in accordance with Section 5.5(a) of this Exhibit 3.2.5. The transfer and installation of the Enhancements shall be performed in approximately the same manner as the Codexis Software was installed on the dedicated server at the MERCK Designated Lab under the Technology Transfer Plan and the Party’s shall cooperate with each other in good faith to facilitate such transfer and installation.

2.2
Enhancements Requiring Payment. If any Enhancement includes one or more new software program(s) which are not already installed at the Merck Designated Lab under the Agreement at the time of such installation and which installation would trigger a non-refundable, non-creditable payment of US$[***] to CODEXIS under the PAYMENT section, then CODEXIS shall, not later than [***] and each [***] thereafter during the Term, notify MERCK in writing of the new software program(s) to be offered in the Enhancement and provide MERCK reasonable information regarding the new software program(s) and their functions.  MERCK shall have [***] calendar days from its receipt of CODEXIS’ written notice to notify CODEXIS that MERCK either accepts or rejects the installation of all or any of the new software programs.  If MERCK notifies CODEXIS that MERCK accepts the installation of one or more new software program(s) offered by CODEXIS pursuant to such Enhancement, then CODEXIS will install such new software program(s) in accordance with Section 2.1 and CODEXIS will invoice MERCK for the non-refundable non-creditable payment of US$[***] under the PAYMENT section.  If MERCK either notifies CODEXIS that MERCK rejects the installation of all new software program(s) pursuant to such Enhancement, or fails to provide a written notice to CODEXIS of MERCK’s election during such thirty (30) calendar day period, then CODEXIS will not install such new software program(s) in accordance with Section 2.1 and CODEXIS will not invoice MERCK for the non-refundable, non-creditable payment of US$[***] under the PAYMENT section.  If two or more new software programs are offered by CODEXIS in an Enhancement, and MERCK accepts the installation of one or more such new software programs but MERCK also rejects the installation of one or more other such new software programs, the installation by CODEXIS of one or more new software programs accepted by MERCK will trigger the payment of the non-refundable non-creditable payment of US$[***] and [***].  If MERCK either notifies CODEXIS that MERCK rejects the installation of all new software program(s) pursuant to an Enhancement, or fails to provide a written notice to CODEXIS of MERCK’s election during such [***] calendar day period, then, if MERCK should desire to accept, in a subsequent Enhancement offering, the installation of one or more of the previously rejected new software program(s), then MERCK shall pay CODEXIS the non-refundable, non-creditable payment of US$[***] under the PAYMENT section for the installation of one or all of the previously rejected new software program(s) in addition to any US$[***] payment due as a result of any new software program(s) offered as part of the subsequent Enhancement Offering.

3.	CODEXIS SOFTWARE SUPPORT AND MAINTENANCE

3.1
Included Services. With respect to the Codexis Software, CODEXIS shall provide to MERCK the Services, including (a) the Support Services and (b) the Maintenance Services, in each case as provided for in this Exhibit 3.2.5.

3.2
MERCK Support Liaisons. MERCK may designate up to two (2) technical contacts (“MERCK Support Liaisons”) to request Support Services, Maintenance Services or Training Services. MERCK will notify CODEXIS if MERCK wishes to remove or add or change Support Liaisons or if a Support Liaison terminates employment with MERCK. MERCK initially designates the following persons as its Support Liaisons:

Name	Email
[***]	[***]
[***]	[***]

3.3
Codexis Project Manager. The Codexis Project Manager shall be a single point of contact for reporting progress, delivering documentation, and resolving technical issues. CODEXIS may, upon written notice to MERCK, appoint one or more alternate Codexis Project Managers to receive requests from MERCK Support Liaisons for Services.

3.4	Project Managers.

Party	Name	Email
CODEXIS	[***]	[***]
MERCK	[***]	[***]

A Party may change the identity and contact information of its Project Manager by written notice to the other party.

4.	SUPPORT SERVICES

4.1
Hours of operation. CODEXIS shall exercise commercially reasonable efforts to provide Support Services on those days that CODEXIS’ Redwood City, CA offices are open for business (generally Monday through Friday, Codexis scheduled holidays and closures excepted) and during CODEXIS’ normal business hours which are 9:00 AM to 4:00 PM Pacific time. MERCK recognizes that CODEXIS does not and is not required to maintain a support center to provide Services and that CODEXIS shall only be required to use commercially reasonable efforts to receive, acknowledge, schedule and answer MERCK’s requests for Services on a timely basis.

4.2
Requests for Support Services. All requests for Support Services shall be submitted by e-mail to the Codexis Project Manager. Requests for Support Services may be submitted by either the MERCK Project Manager or the MERCK Support Liaisons.

5.	MAINTENANCE SERVICES

5.1	Critical Errors.

(a)
If MERCK discovers that the Codexis Software fails to function in accordance with the Documentation and that such failure is a Critical Error, the MERCK Support Liaison shall notify the Codexis Project Manager by e-mail or telephone of the Critical Error in question and provide CODEXIS (so far as MERCK is reasonably able) with a documented example of such Critical Error.

(b)
CODEXIS shall thereupon promptly use commercially reasonable efforts correct the Critical Error in accordance with the Standard of Care. Upon correcting the Critical Error, CODEXIS shall deliver to MERCK the correct version of the Object Code of the Codexis Software and appropriate amendments to the Documentation specifying the nature of the correction and providing instructions for the proper use of the corrected version of the Codexis Software. CODEXIS shall provide MERCK with reasonable technical assistance to enable MERCK to implement the use of the corrected version of the Codexis Software.

5.1	Non-Critical Errors.

(a)
If MERCK discovers that the Codexis Software fails to function in accordance with the Documentation, or there is an issue with the Documentation, but such failure or issue is a Non-Critical Error, the MERCK Support Liaison shall notify the Codexis Project Manager by e-mail (only) of the Non-Critical Error in question and provide CODEXIS (so far as MERCK is reasonably able) with a documented example of such Non-Critical Error.

(b)
Upon receipt of MERCK’s notice of a Non-Critical Error, the Codexis Project Manager will log the issue. CODEXIS will then prioritize the Non-Critical Error for corrective action, and, if warranted, use commercially good faith efforts to address the issue in the next release or Update of the Codexis Software or Documentation.

(c)
CODEXIS makes no warranty that Non-Critical Errors will be corrected or resolved, and that Non-Critical Errors will be addressed according to any particular timetable. The resolution of Non-Critical Errors brought to its attention by MERCK will be addressed by CODEXIS in accordance with the Standard of Care.

5.2	Product maintenance services and support requirements. CODEXIS shall also provide and/or perform the following Maintenance Services in support of the Codexis Software:

(a)	provide version control and release Documentation for the Codexis Software;

(b)	promptly provide MERCK with all releases that CODEXIS may release for the Codexis Software;

(c)
make any and all necessary and corresponding changes to any and all Codexis Software as required by any Maintenance Modification and/or enhancement to maintain its compliance with the Specifications, Documentation and warranties set out in the Agreement;

(d)	provide MERCK with technical support for all Call Tickets assigned to CODEXIS;

(e)	perform CODEXIS’ standard component, Product and system integration and test activities for the Product as necessary; and

(f)	provide appropriate quality control/quality assurance testing of the Codexis Software during the Term.
All requests for Maintenance Services will be made by the MERCK Support Liaison and sent by e-mail to the Codexis Project Manager.

5.3
Updates. CODEXIS shall deliver to MERCK any Updates which CODEXIS shall from time to time incorporate in its own business operations and MERCK shall have the option whether or not to use such Updates. CODEXIS shall deliver to MERCK the Object Code of the new Updates together with any amendments to the Documentation which shall be necessary to enable proper use of the improved facilities and functions of the Updates. If MERCK notifies CODEXIS of any failure of the new Updates to function in accordance with the Documentation then CODEXIS shall at its option either correct such Updates and re-issue it (as if it were a new Update).

5.4	Enhancements.

(a)
MERCK recognizes that prior to releasing Enhancements to its licensees, including MERCK, CODEXIS will beta test such Enhancements in its own business operations to determine whether there are any issues associated with the Enhancements and obtain feedback from its own personnel utilizing the software. Following this period of beta testing, and once CODEXIS has determined in good faith that the Enhancements are ready for delivery to and installation by its licensees, including MERCK, as Enhancements, CODEXIS will provide the Enhancement to MERCK in accordance with the Standard of Care, with accompanying Documentation, as appropriate, at no additional charge and provide reasonable assistance to MERCK in MERCK’s installation and operation of the Enhancement. Upon delivery to MERCK, any such Enhancement will be considered “Codexis Software” for purposes of this Exhibit 3.2.5.

(b)
Notwithstanding anything contained in this Exhibit 3.2.5 to the contrary, MERCK shall be under no obligation to install any Enhancement made available by CODEXIS. However, MERCK recognizes that CODEXIS will only be able to provide Support Services and Maintenance Services for the then current version of the Codexis Software as being used by CODEXIS in its own business operations. CODEXIS will not be required to supply Support Services or Maintenance Services for older versions of the Codexis Software, including bug fixes and the correction of Errors.

1.	ADDITIONAL PROVISIONS

1.1
Cost of Services. For each Contract Year during the Term of this Exhibit 3.2.5, the first [***] incurred by CODEXIS in the supplying the Services shall be [***]. For each Contract Year during the Term of this Exhibit 3.2.5, all man hours above the [***] incurred by CODEXIS in supplying the Services shall be [***]. MERCK shall pay all CODEXIS invoices for Services within [***] of MERCK’s receipt of CODEXIS’ invoice.

1.2	Notice by MERCK to Codexis. MERCK will provide to CODEXIS reasonable notice of all requests for Services.

1.3
Other Service Obligations in the Agreement. This Exhibit 3.2.5 and the obligations of the Parties hereunder are in addition to and without prejudice to any other services obligations contained in the Agreement (without reference to Exhibit 3.2.5).

Exhibit 3
Press Release

Codexis Secures Multi-Year Technology Upgrade Package for its CodeEvolver® Protein Engineering Platform License with Merck.

REDWOOD CITY, Calif. (Release Date, 2019) – Codexis, Inc. (NASDAQ: CDXS), a leading protein engineering company, announces the signing of a new agreement with Merck, through a subsidiary. Under the terms of the agreement, Codexis will install certain CodeEvolver® protein engineering technology upgrades into Merck’s platform license installation and will maintain those upgrades for a multi-year term. Financial terms of the agreement are undisclosed.
“We are thrilled to work with Merck to upgrade and improve the productivity of their licensed CodeEvolver® protein engineering technology platform,” stated John Nicols, Codexis President and CEO. “CodeEvolver® continues to benefit from Codexis’ focused investments, enabling novel protein discovery to hit new targets at a continuously increasing speed.”
In August 2015 Codexis announced the signing of a CodeEvolver® platform technology license agreement with Merck. Under this agreement, Codexis has granted Merck a non-exclusive license to use the CodeEvolver® protein engineering platform technology to develop novel enzymes for use in the manufacture of pharmaceutical products.
About Codexis, Inc.
Codexis is a leading protein engineering company that applies its proprietary CodeEvolver® technology to develop proteins for a variety of applications, including as biocatalysts for the commercial manufacture of pharmaceuticals, fine chemicals and industrial enzymes, and enzymes as biotherapeutics and for use in molecular diagnostics. Codexis’ proven technology enables improvements in protein performance, meeting customer needs for rapid, cost-effective and sustainable manufacturing in multiple commercial-scale implementations of biocatalytic processes. For more information, see www.codexis.com.
Forward-Looking Statements
To the extent that statements contained in this press release are not descriptions of historical facts regarding Codexis, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Codexis’ control and that could materially affect actual results. Additional information about factors that could materially affect actual results can be found in Codexis’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2018 and Form 10-Q filed November 9, 2018, including under the caption “Risk Factors” and in Codexis’ other periodic reports filed with the

SEC. Codexis expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

Investors    Media
LHA Investor Relations    SCORR Marketing

Jody Cain, 310-691-7100	Lea Studer, 402-366-1752
jcain@lhai.com    lea@scorrmarketing.com

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